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EXHIBIT 24.1

POWER OF ATTORNEY

ACTION BY UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
OF
JETBLUE AIRWAYS CORPORATION

        Under and in accordance with Section 141(f) of the Delaware General Corporation Law, the undersigned, being all of the members of the Board of Directors of JetBlue Airways Corporation (the "Company"), hereby execute this instrument, or a counterpart thereof, to evidence their consent to the taking of the actions set forth in, and the adoption of, the following resolution without the holding of a meeting of the Board of Directors.

        RESOLVED, that the Company's chief executive officer, David Neeleman, and its chief financial officer, John Owen, and each of them separately, are hereby appointed by each undersigned director as such director's attorney-in-fact, with full power and authority to execute for and in the name of such director the signature page to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and to cause such report, together with any schedules and exhibits thereto, to be filed with the Securities and Exchange Commission and any other appropriate agency.

        This Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same written consent.

        IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of JetBlue Airways Corporation have executed this Consent to be effective as of February 11, 2004.

DIRECTORS:
/s/ DAVID BARGER David Barger
/s/ DAVID CHECKETTS David Checketts
/s/ KIM CLARK Kim Clark
/s/ JOY COVEY Joy Covey
/s/ MICHAEL LAZARUS Michael Lazarus
/s/ NEAL MOSZKOWSKI Neal Moszkowski

/s/ DAVID NEELEMAN David Neeleman
/s/ JOEL PETERSON Joel Peterson
/s/ ANN RHOADES Ann Rhoades
/s/ FRANK SICA Frank Sica

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  EXHIBIT 24.1
POWER OF ATTORNEY ACTION BY UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF JETBLUE AIRWAYS CORPORATION